UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report   July 28, 2021
(Date of Earliest event reported)

FIRST NORTHERN COMMUNITY BANCORP
(Exact name of registrant as specified in its charter)

California	000-30707	68-0450397
(State of Incorporation)	(Commission File No.)	(IRS Employer ID Number)

195 North First Street, P.O. Box 547, Dixon, California	95620
(Address of principal executive offices)	(Zip Code)

(707) 678-3041
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

ITEM 2.02  RESULTS OF OPERATION AND FINANCIAL CONDITION

On July 28, 2021, First Northern Community Bancorp issued a press release concerning financial results for the 2nd quarter of 2021, a copy of which is included as ITEM 9.01  (c) Exhibit 99.1 and incorporated herein by reference in both ITEM 2.02 and ITEM 7.01.  The Company does not intend for this exhibit to be incorporated by reference into future filings under the Securities Exchange Act of 1934.

ITEM 7.01  REGULATION FD DISCLOSURE

On July 28, 2021, First Northern Community Bancorp issued a press release concerning financial results for the 2nd quarter of 2021, a copy of which is included as ITEM 9.01 (c)  Exhibit 99.1 and incorporated herein by reference in both ITEM 2.02 and ITEM 7.01 in accordance with SEC Release No. 33-8216.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibit

99.1 Earnings Press Release, dated July 28, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2021	First Northern Community Bancorp (Registrant)

/s/ Jeremiah Z. Smith
By: Jeremiah Z. Smith
Senior Executive Vice President/
Chief Operating Officer

EXHIBIT INDEX

Exhibit	Document

99.1	Earnings Press Release, dated July 28, 2021